Exhibit 10.1.29

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

1 | 6
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REO.NO.	5. PROJECT NO. (If applicable)

P00021		See Block 16C	[**Redacted**]
6. ISSUED BY	CODE	OCSC	7. ADMINISTERED BY (If other than Item 6)	CODE	[**Redacted**]

[**Redacted**]
[**Redacted**]

8. NAME AND ADDRESS OF CONTRACTOR (No. street, county, state and ZIP Code)			9A. AMENDMENT OF SOLICITATION NO.

DIGITALGLOBE, INC.
Attn: DIGITALGLOBE, INC.			9B. DATED (SEE ITEM 11)
1601 DRY CREEK DRIVE SUITE 260
LONGMONT CO 805036493
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021013CN002

10B. DATED (SEE ITEM 13)
CODE 1CGQ7		FACILITY CODE	07/30/2013

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ Is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following ·methods: (a) By completing Items 8 and 15, and returning                                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted or (c) By separate letter or telegram which Includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA(If required)			Net Increase: [**Redacted**]
[**Redacted**]
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43 .103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
X			FAR 52.243-1 CHANGES - FIXED-PRICE
E. IMPORTANT:	Contractor	☐ is not.	X is required to sign this document and return 1 copies to the Issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax  ID Number:   31-1420852

DUNS Number:   789638418

The purpose of this modification is to (1) Add new firm fixed price CLIN 0508 License for Full Public Disclosure, and (2) Reallocate Value-Added Products And Services indefinite-quantity ordering CLIN ceiling value from CLIN 0504, Value-Added Products and Services to CLIN 0404, Value-Added Products and Services.

The total value of the contract increases by [**Redacted**] from [**Redacted**] to [**Redacted**].

Continued...

Except as provided herein,  all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

[**Redacted**]		[**Redacted**]

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16C. DATE SIGNED
[**Redacted**]
[**Redacted**]

(Signature of person authorized to sign)

NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00021	PAGE OF
		2	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)

Total funding obligated under the Contract increases by [**Redacted**] from [**Redacted**] to [**Redacted**].

1. Under Section B, Supplies or Services and Prices/Costs:

a. Paragraph B.7 Total Contract Price/Total Contract Funding (change pages 22 and 23 are attached hereto):

(1)  Under CLIN Series 0400, Contract Year 5:

(a) Under CLIN 0404, the Maximum Total Price is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. Funds obligated remain at zero.

(b) Under Subtotal Contract Year 5 the Maximum Total Price is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Obligated Amount column is unchanged.

(2)  Under CLIN Series 0500, Contract Year 6:

(a) Under CLIN 0504, the Maximum Total Price is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. Funds obligated remain at zero.

(b) New CLIN 0508 is added as follows: The Maximum Total Price column is established at [**Redacted**]; the Obligated Amount column is established at [**Redacted**]; and the Unfunded Amount column is established at [**Redacted**].

(c) Under Subtotal Contract Year 6, the Maximum Total Price is increased by [**Redacted**] from [**Redacted**] to

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00021	PAGE OF
		3	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)

[**Redacted**]. The Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased to [**Redacted**] as a result of the combined changes to the CLIN 0504 and new CLIN 0508.

(3) Under Total Contract Value with Options, the Maximum Total Price is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**].

b. New Paragraph B.19, CLIN 0508, License for Full Public Disclosure is added as follows (change page 26 is attached hereto):     CLIN 0508, License for Full Public Disclosure.

The contractor shall provide up to [**Redacted**] of [**Redacted**] imagery licensed in accordance with the Next View IMAGERY END USER LICENSE AGREEMENT uplifted to permit full public dissemination by the U.S. Government without restrictions. There are no restrictions on product type. All uplifted rights granted herein for use of the [**Redacted**] unprocessed sensor data and requirements-compliant processed imagery and [**Redacted**] imagery-derived products  provided to the U.S. Government purchased under this NGA contract are in perpetuity. Unlimited use imagery does not require either Next View License or contractor copyright markings.

Firm Fixed Price $1,000,000.00.

Funds are not presently available for the full amount of CLIN 0508, which the Government intends to incrementally fund. The Government's and the Contractor's continuing obligations under this CLIN are contingent upon the availability of funding. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under this CLIN may arise until funds are made available to the Contracting Officer and until the Contractor receives notice of such availability in writing from the Contracting Officer and the Contracting

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00021	PAGE OF
		4	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)

Officer modifies the contract to expressly obligate the additional funds.

2. Under Section F, Deliveries or Performance, F.5, Period of Performance, new paragraph d. is added as follows:   CLIN 0508 - The contractor provided right for the U.S. Government to uplift Next View license imagery to permit full public dissemination by the U.S. Government without restrictions is effective through 31-August-2016.

3. Under Section G, Contract Administration Data, Paragraph G.6, Accounting and Appropriation Data, the table is revised to reflect the [**Redacted**] new obligation under CLIN 0508 informational Sub-CLIN 050801. Change page 34 is attached hereto.

4. A revised Section A through Section J Table of Contents is provided to reflect new Section B Paragraph B.19. Change page 18 and pages 19 and 20 (for repagination) are attached hereto.

Discount Terms:

Net 30

Payment:

[**Redacted**]

FOB: Destination

Period of Performance: 09/01/2013 to 08/31/2016

Change Item 0404 to read as follows(amount shown is the obligated amount):

Commercial Satellite Imagery - Value-Added Products and Services.

Obligated Amount: [**Redacted**]

0404

Award Type: Indefinite-quantity

Min. Qty: N/A| Max. Quantity: N/A

Min. Amt:               [**Redacted**] |

Max. Amount: [**Redacted**]

Minimum Guaranteed: N

Product/Service Code:    7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Continued ...

[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00021	PAGE OF
		5	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
Period of Performance: 09/01/2014 to 08/31/2015 Change Item 0504 to read as follows (amount shown is the obligated amount):
0504

Commercial Satellite Imagery - Value-Added Products and Services.

Obligated Amount: [**Redacted**]

Award Type: Indefinite-quantity

Min. Qty: N/A| Max. Quantity: N/A

Min. Amt:                       [**Redacted**] | Max. Amount:

[**Redacted**]

Minimum Guaranteed: N

Product/Service Code:   7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Period of Performance: 09/01/2015 to 08/31/2016

Add Item 0508 as follows:

[**Redacted**]
0508

License for Full Public Disclosure – The contractor shall provide up to [**Redacted**] of [**Redacted**] imagery licensed in accordance with the NextView IMAGERY END USER LICENSE AGREEMENT uplifted to permit full public dissemination by the U.S. Government without restrictions. Firm Fixed Price $1,000,000.00

CLIN VALUE [**Redacted**]

Product/Service Code:   7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Period of Performance: 09/01/2015 to 08/31/2016

Add Item 050801 as follows:

[**Redacted**]
050801

License for Full Public Disclosure - Funding

CLIN VALUE[**Redacted**]

Incrementally Funded Amount: [**Redacted**]

Product/Service Code:   7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Period of Performance: 09/01/2015 to 08/31/2016

[**Redacted**]
G-1 Accounting and Appropriation Data Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

HM0210-13-C-N002-P00021

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

vh

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00021	PAGE OF
		6	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO.	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)		(C)	(D)	(E)	(F)
	[**Redacted**] [**Redacted**]	[**Redacted**] [**Redacted**] [**Redacted**] Total:				Amount [**Redacted**] [**Redacted**]

Contract Page 18 of 64

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WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00021

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

The information contained in this document must be protected in its entirety as UNCLASSIFIED//FOR OFFICIAL USE ONLY.

Any combination of paragraphs marked “UNCLASSIFIED” must be reviewed in the event they, by compilation, disclose information at the UNCLASSIFIED//FOR OFFICIAL USE ONLY level as well.

(U) SECTION A – See Standard Form (SF) 1449, Solicitation, Offer and Award		24
(U) SECTION B - Supplies or Services/Prices		24
(U)	BASE PERIOD: [**Redacted**] (Reference Contract HM0210-10-C-0002)	24
B.1	(U) CLINs 0001, 0101 and 0201: [**Redacted**]	24
B.2	(U) CLINs 0002, 0102 and 0202: [**Redacted**]	24
B.3	(U) CLINs 0003, 0103 and 0203: [**Redacted**]	24
B.4	(U) CLINs 0004, 0104 and 0204: [**Redacted**]	24
B.5	(U) CLINs 0005, 0105 and 0205: [**Redacted**]	24
B.6	(U) CLINs 0006, 0106 and 0206: [**Redacted**]	24
B.7	(U) TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING	24
B.8	(U) CLIN DESCRIPTION	26
B.9	(U) CONTRACT TYPE	26
(U)	OPTION PERIODS	26
B.10	(U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)	26
B.11	(U) OPTION CLINs 0302, 0402, 0502, 0602, 0702, 0802 and 0902: [**Redacted**]	27
B.12	(U) [**Redacted**]	27
B.13	(U) OPTION CLINs 0303, 0403, 0503, 0603, 0703, 0803 and 0903: [**Redacted**]	27
B.14	(U) OPTION CLINs 0304, 0404, 0504, 0604, 0704, 0804 and 0904: COMMERCIAL SATELLITE IMAGERY - VALUE-ADDED PRODUCTS AND SERVICES	27
B.15	(U) OPTION CLINs 0305, 0405, 0505, 0605, 0705, 0805 and 0905: COMMERCIAL SATELLITE IMAGERY - PHYSICAL MEDIA DELIVERY	27
B.16	(U) OPTION CLINs 0306, 0406, 0506, 0606, 0706, 0806 and 0906: COMMERCIAL SATELLITE IMAGERY - SYSTEM ENGINEERING SERVICES SUPPORT	28
B. [**Redacted**]		28
B.18	(U) CLIN 0408, NGA REQUEST FOR CHANGE N01-0606J, SWIR/CAVIS/GE01 & BUSINESS RULE CHANGES	28
B.19	(U) CLIN 0508, LICENSE FOR FULL PUBLIC DISCLOSURE	29
C.1	(U) STATEMENT OF WORK	29
(U) SECTION D - Packaging and Marking		30
D.1	(U) PACKAGING AND MARKING INSTRUCTIONS PRESERVATION, PACKAGING, PACKING, AND MARKING OF SHIPMENTS (COMMERCIALLY PACKAGED ITEMS)	30
D.2	(U) PROHIBITED PACKING MATERIALS	30
D.3	(U) MARKINGS OF WARRANTED ITEMS	30
(U) SECTION E - Inspection and Acceptance		31
E.1	(U) FAR 52.246-6 INSPECTION - TIME-AND-MATERIAL AND LABOR-HOUR. (MAY 2001)	31
E.2	(U) INSPECTION	31
E.3	(U) ACCEPTANCE	31
(U) SECTION F - Deliveries or Performance		32
F.1	(U) FAR 52.242-15 STOP-WORK ORDER. (AUG 1989)	32
F.2	(U) FAR 52.247-34 F.O.B. DESTINATION. (NOV 1991)	32
F.3	(U) CONSIGNEE AND ADDRESS	32
F.4	(U) PERSONAL DELIVERY	32
F.5	(U) PERIOD OF PERFORMANCE	32
F.6	(U) PLACE OF DELIVERY	33
F.7	(U) DATA DELIVERABLE	33
(U) SECTION G - Contract Administration Data		34
G.1	(U) AUTHORITY AND DESIGNATION OF A CONTRACTING OFFICER’S REPRESENTATIVE (COR)	34
G.2	(U) NGA: 5X52.232-9000, SUBMISSION OF INVOICE-FEDERAL PAYMENT CENTER (FPC)(MAR 2013)	35
G.3	(U) NGA: GOVERNMENT REPRESENTATIVE (SEP 2003)	35
G.4	(U) NGA: CONTRACT ADMINISTRATION (SEP 2003)(MOD)	35
G.5	(U) NGA: PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (SEP 2003)	36
G.6	(U) ACCOUNTING AND APPROPRIATION DATA	36

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WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00021

UNCLASSIFIED//FOR OFFICIAL USE ONLY

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(U) SECTION H - Special Contract Requirements		38
H.1	(U) NGA: 5X52.209-9003 PROTECTION OF INFORMATION AND NONDISCLOSURE AGREEMENTS (JULY 2006)	38
H.2	(U) NGA: 5X52.37-9000 CONTRACTOR EMPLOYEE DATA FOR ACCESS TO NGA FACILITIES OR SENSITIVE SYSTEMS (OCT 2005)	39
H.3	(U) NGA: 5X45.592-9000 GOVERNMENT-FURNISHED LIMITED DISTRIBUTION MATERIALS (JUNE 2004)	40
H.4	(U) NGA: KEY PERSONNEL (SEP 2003) (MODIFIED)	41
H.5	(U) NGA: DISCLAIMER STATEMENT (SEP 2003)	42
H.6	(U) NGA: 5X52.227-9000 UNAUTHORIZED USE OF NGA NAME, SEAL, AND INITIALS (JUNE 2006)	42
H.7	(U) ORDERING PROCEDURES (CLIN Series 0x04)	42
H.8	(U) NGA: 5X252.204-7000-90 PUBLIC RELEASE OF INFORMATION (APR 2004)	43
H.9	(U) NON-PUBLICITY	43
H.10	(U) NGA: INSURANCE (SEP 2003)	44
H.11	(U) NGA: PERFORMANCE OF WORK ON GOVERNMENT PREMISES (SEP 2003)	44
H.12	(U) NGA: INTENTION TO USE CONSULTANTS (SEP 2003)	44
H.13	(U) NGA: 5X45.102-9000 GOVERNMENT FURNISHED ACCOUNTABLE PROPERTY (MAY 2003)	44
H.14	(U) NGA: 5X52.227-9001 ACTIVITIES THAT AFFECT U.S. PERSONS (DEC 2004)	46
H.15	(U) NGA: 5X52.207-9000 DOD BASE REALIGNMENT AND CLOSURE (APR 2008)	46
H.16	(U) NGA: 5X52.242-9001 OBSERVANCE OF LEGAL HOLIDAYS, DELAYED ARRIVAL OR EARLY RELEASE OF FEDERAL EMPLOYEES (APRIL 2013)	46
H.17	(U) SECURITY REQUIREMENTS - CONTRACT CLASSIFICATION	47
H.18	(U) SENSITIVE REQUIREMENTS AND PRODUCT HANDLING	47
H.19	(U) SENSITIVE REQUIREMENTS AND PRODUCT HANDLING	47
H.20	(U) WARRANTY	48
H.21	(U) EXPORT CONTROL AND ASSIGNMENT OF PERSONNEL	48
H.22	(U) EMERGENCIES, DISASTERS, AND HUMANITARIAN EFFORTS	48
H.23	(U) NextView IMAGERY END USER LICENSE AGREEMENT	49
H.24	(U) EXERCISE OF OPTIONS	49
H.25	(U) PERMANENT WITHHOLD	50
H.26	(U) [**Redacted**]	50
H.27	(U) [**Redacted**]	50
H.28	(U) [**Redacted**]	50
H.29	(U) [**Redacted**]	50
H.30	(U) [**Redacted**]	50
H.31	(U) [**Redacted**]	50
H.32	(U) [**Redacted**]	51
H.33	(U) GEOEYE-1 AND GEOEYE-2 SATELLITE GOVERNMENT FURNISHED EQUIPMENT AND NGA SPONSORSHIP	52
H.34	(U) NGA: 5X52.242-9002 GOVERNMENT SHUTDOWN, FURLOUGH OF GOVERNMENT PERSONNEL AND CLOSURE OF NGA FACILITIES (APRIL 2013)	53
H.35	(U) SPECIAL TERMS AND CONDITIONS FOR INTERIM PAYMENTS, LINE ITEM 0408 – MILESTONE EVENT AND AMOUNT	53
(U) SECTION I - Contract Clauses		50
I.1	(U) FAR 52.204-2 SECURITY REQUIREMENTS. (AUG 1996)	50
I.2	(U) FAR 52.204-4 PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER. (AUG 2000)	50
I.3	(U) FAR 52.204-7 CENTRAL CONTRACTOR REGISTRATION. (APR 2008)	50
I.4	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS. (MAR 2009)	50
I.5	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS. (MAR 2009) - ALTERNATE I (OCT 2008) (Applicable to CLIN 0x05 and CLIN 0x06 series only)	50
I.6	(U) FAR 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS--COMMERCIAL ITEMS. (APR 2010)	50
I.7	(U) FAR 52.215-21 REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA - MODIFICATIONS. (OCT 1997)	54
I.8	(U) FAR 52.216-22 INDEFINITE QUANTITY. (OCT 1995) (Applicable to CLIN Series 0x04 and 0x05)	54
I.9	(U) FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT. (MAR 2000)	55
I.10	(U) FAR 52.227-1 AUTHORIZATION AND CONSENT. (DEC 2007) Alternative I (APR 1984)	55

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I.11	(U) FAR 52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT.(DEC 2007)	55
I.12	(U) FAR 52.232-11 EXTRAS. (APR 1984)	55
I.13	(U) FAR 52.243-1 CHANGES - FIXED-PRICE. (AUG 1987)	55
I.14	(U) FAR 52.243-7 NOTIFICATION OF CHANGES. (APR 1984)	55
I.15	(U) FAR 52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS. (APR 2010)	57
I.16	(U) FAR 52.245-1 GOVERNMENT PROPERTY. (JUN 2007)	57
I.17	(U) FAR 52.245-9 USE AND CHARGES. (JUN 2007)	58
I.18	(U) FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE. (FEB 1998)	58
I.19	(U) FAR 52.253-1 COMPUTER GENERATED FORMS. (JAN 1991)	58
I.20	(U) DFARS 252.201-7000 CONTRACTING OFFICER'S REPRESENTATIVE. (DEC 1991)	58
I.21	(U) DFARS 252.203-7002 REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS. (JAN 2009)	58
I.22	(U) DFARS 252.204-7000 DISCLOSURE OF INFORMATION. (DEC 1991)	58
I.23	(U) DFARS 252.204-7003 CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT. (APR 1992)	58
I.24	(U) DFARS 252.204-7004 ALTERNATE A, CENTRAL CONTRACTOR REGISTRATION. (SEP 2007)	58
I.25	(U) DFARS 252.204-7005 ORAL ATTESTATION OF SECURITY RESPONSIBILITIES. (NOV 2001)	59
I.26	(U) DFARS 252.204-7006 BILLING INSTRUCTIONS. (OCT 2005)	59
I.27	(U) DFARS 252.209-7004 SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY. (DEC 2006)	59
I.28	(U) DFARS 252.212-7001 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (APR 2010)	59
I.29	(U) DFARS 252.227-7013 RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS. (NOV 1995) (Applicable to CLIN Series 0x06) *	61
I.30	(U) DFARS 252.227-7014 RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION. (JUN 1995) (Applicable to CLIN Series 0x06) *	61
I.31	(U) DFARS 252.232-7007 LIMITATION OF GOVERNMENT'S OBLIGATION. (MAY 2006)	61
I.32	(U) DFARS 252.232-7010 LEVIES ON CONTRACT PAYMENTS. (DEC 2006)	62
I.33	(U) DFARS 252.243-7001 NOTICE OF CONTRACT MODIFICATIONS. (DEC 1991)	62
I.34	(U) SUBCONTRACTING REPORTING SYSTEM	62
I.35	(U) DFARS 252.217-7027 CONTRACT DEFINITIZATION (OCT 1998)	63
I.36	(U) FAR 52.216-24 LIMITATION OF GOVERNMENT LIABILITY (APR 1984)	63
(U) SECTION J - List of Documents Exhibits and Other Attachments		64

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This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0400
0401	$300,000,000.00	[**Redacted**]	[**Redacted**]
0402	[**Redacted**]	[**Redacted**]	[**Redacted**]
0403	[**Redacted**]	[**Redacted**]	[**Redacted**]
0404	[**Redacted**]	[**Redacted**]	[**Redacted**]
0405	[**Redacted**]	[**Redacted**]	[**Redacted**]
0406	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0408	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 5	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0500
0501	$300,000,000.00	[**Redacted**]	[**Redacted**]
0502	[**Redacted**]	[**Redacted**]	[**Redacted**]
0503	[**Redacted**]	[**Redacted**]	[**Redacted**]
0504	[**Redacted**]	[**Redacted**]	[**Redacted**]
0505	[**Redacted**]	[**Redacted**]	[**Redacted**]
0506	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0508	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 6	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0600
0601	$300,000,000.00	[**Redacted**]	[**Redacted**]
0602	[**Redacted**]	[**Redacted**]	[**Redacted**]
0603	[**Redacted**]	[**Redacted**]	[**Redacted**]
0604	[**Redacted**]	[**Redacted**]	[**Redacted**]
0605	[**Redacted**]	[**Redacted**]	[**Redacted**]
0606	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 7	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0700
0701	$300,000,000.00	[**Redacted**]	[**Redacted**]
0702	[**Redacted**]	[**Redacted**]	[**Redacted**]
0703	[**Redacted**]	[**Redacted**]	[**Redacted**]
0704	[**Redacted**]	[**Redacted**]	[**Redacted**]
0705	[**Redacted**]	[**Redacted**]	[**Redacted**]
0706	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 8	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0800
0801	$300,000,000.00	[**Redacted**]	[**Redacted**]
0802	[**Redacted**]	[**Redacted**]	[**Redacted**]
0803	[**Redacted**]	[**Redacted**]	[**Redacted**]
0804	[**Redacted**]	[**Redacted**]	[**Redacted**]
0805	[**Redacted**]	[**Redacted**]	[**Redacted**]
0806	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 9	[**Redacted**]	[**Redacted**]	[**Redacted**]

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This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount

CLIN Series 0900
0901	$300,000,000.00	[**Redacted**]	[**Redacted**]
0902	[**Redacted**]	[**Redacted**]	[**Redacted**]
0903	[**Redacted**]	[**Redacted**]	[**Redacted**]
0904	[**Redacted**]	[**Redacted**]	[**Redacted**]
0905	[**Redacted**]	[**Redacted**]	[**Redacted**]
0906	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 10	[**Redacted**]	[**Redacted**]	[**Redacted**]

Total Contract Value with Options	$2,586,780,000.00	[**Redacted**]	[**Redacted**]

B.8        (U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that  which is necessary or incidental to the satisfactory and timely performance of CLINs 0301 through 0306 (and Option CLINs if exercised) as stated below.

B.9         (U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price (FFP) and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)         OPTION PERIODS

B.10       (U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN Series for the acquisition and delivery of imagery and associated imagery support data under a SLA from the Contractor’s satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 2 through 10
CLIN Series 0x01		Baseline Quantity (sqnmi/day)	Firm Fixed Price (12 Months)
Option CLIN 0101 (Contract Year 2)		[**Redacted**] (reference HM0210-10-C-0002)
Option CLIN 0201 (Contract Year 3)		[**Redacted**] (reference HM0210-10-C-0002)
Option CLIN 0301 (Contract Year 4)		[**Redacted**]	$250,000,000.00
[**Redacted**]	Option CLIN 0401 (Contract Year 5) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0501 (Contract Year 6) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0601 (Contract Year 7) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0701 (Contract Year 8) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0801 (Contract Year 9) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0901 (Contract Year 10) *	[**Redacted**]	$300,000,000.00

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(U) Funds are not presently available for the full amount of CLIN 0408, which the Government intends to incrementally fund. The Government's and the Contractor's continuing obligations under this CLIN are contingent upon the availability of funding. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under this CLIN may arise until funds are made available to the Contracting Officer and until the Contractor receives notice of such availability in writing from the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.

B.19       (U) CLIN 0508, LICENSE FOR FULL PUBLIC DISCLOSURE

(U) The contractor shall provide up to [**Redacted**] of [**Redacted**] imagery licensed in accordance with the NextView IMAGERY END USER LICENSE AGREEMENT uplifted to permit full public dissemination by the U.S. Government without restrictions. There are no restrictions on product type. All uplifted rights granted herein for use of the [**Redacted**]unprocessed sensor data and requirements-compliant processed imagery and [**Redacted**] imagery-derived products provided to the U.S. Government purchased under this NGA contract are in perpetuity. Unlimited use imagery does not require either NextView License or contractor copyright markings.

(U) Firm Fixed Price $1,000,000.00.

(U) Funds are not presently available for the full amount of CLIN 0508, which the Government intends to incrementally fund. The Government's and the Contractor's continuing obligations under this CLIN are contingent upon the availability of funding. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under this CLIN may arise until funds are made available to the Contracting Officer and until the Contractor receives notice of such availability in writing from the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.

(End of SECTION B - Supplies or Services/Prices)

(U) SECTION C - Description/Specifications

C.1         (U) STATEMENT OF WORK

(U) The Contractor shall provide all personnel, materials, and facilities to furnish the items specified in Section B of this contract in accordance with Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and Contract Attachment 2, DD Form 254, Contract Security Classification Specification.

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This Table is UNCLASSIFIED
Contract Year	CLIN Series 0x01	CLIN Series 0x02	CLIN Series 0x03	CLIN Series 0x04	CLIN Series 0x05	CLIN Series 0x06	CLIN Series 0x07
1	[**Redacted**] (reference Contract HM0210-10-C-0002)
2
3
4	01-September-2013 through 31-August-2014
5	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
6	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
7	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
8	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
9	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
10	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE

b.    (U) Provisions of this Contract, which, by their express terms or by necessary implication, apply for periods of time other than specified herein, shall be given effect, notwithstanding this clause. In the event requirements exceed the minimum contract amount requirements, the Government reserves the right to compete the additional requirements.

c.    (U) CLIN 0408 - The contractor shall provide development effort, testing support, data deliverables and reports in accordance with RFC N01-0606J. The development and testing schedule is in accordance with DigitalGlobe Proposal DG-14-111 (dated 22-July-2014) and through completion of all NSG RFC testing.

d.    (U) CLIN 0508 - The contractor provided right for the U.S. Government to uplift NextView license imagery to permit full public dissemination by the U.S. Government without restrictions is effective through 31-August-2016.

F.6         (U) PLACE OF DELIVERY

a.    (U) Primary Delivery: Origin. The articles to be furnished hereunder shall be delivered upon placement into the NGA Product Archive located at the Contractor’s site or as designated by the Contracting Officer at the time of tasking in accordance with Attachment 1, EnhancedView Imagery Acquisition Statement of Work.

b.    (U) Secondary Delivery: Destination. Finished products shall be transmitted electronically (in accordance with Attachment 1, EnhancedView Imagery Acquisition Statement of Work) upon NGA request after placement into the NGA Product Archive located at the Contractor’s site at no additional charge. If requested, NGA may designate another media type for delivery at additional expense.

F.7         (U) DATA DELIVERABLE

(U) The contractor shall provide data deliverables and reports in accordance with Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work.

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This Table is UNCLASSIFIED
Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]

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